UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): December 16, 2024

374WATER INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-27866	88-0271109
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

701 W Main Street, Suite 410 Durham, NC 27701

(Address of Principal Executive Offices)(Zip Code)

(919) 888-8194

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	SCWO	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Principal Financial Officer and Principal Accounting Officer

On December 16, 2024 (the “Start Date”), 374Water Inc. (the “Company” or “374Water”) appointed Russell Kline as the Company’s Chief Financial Officer and designated him as principal financial officer and principal accounting officer.

Mr. Kline, age 53, brings over two decades of domestic and international public and private company experience to 374Water.  Most recently, from February 2020 through December 2024, he held the position of Senior Vice President of Finance at Ole Distribution, a division of Ole Communications, that distributes a portfolio of diverse television channels throughout Latin America. Prior to joining Ole Distribution, from October 2018 to January 2020, Mr. Kline worked as a business consultant, providing operational process review and financial analysis for various clients. Prior to that, from July 2009 through September 2018, Mr. Kline served as Senior Vice President of Channel Operations and Business Development and Vice President of Finance and Operations, at Sony Pictures Latin America, where he managed channel operations, and led business development initiatives and joint venture partnerships. Prior to that, he also held senior financial roles at Sony Pictures Entertainment, overseeing financial planning, corporate audits, and global financial consolidations.  Mr. Kline began his career in business consulting and audit for multiple domestic and international manufacturing, distribution and service businesses.

Mr. Kline earned his Bachelor of Business Administration in Accounting and Finance from Western Michigan University and holds a CPA certification.

In connection with Mr. Kline’s appointment as Chief Financial Officer, the Company and Mr. Kline entered into an Employment Agreement, dated December 16, 2024 (the “Employment Agreement”). The Employment Agreement provides for an initial annual salary for Mr. Kline of $300,000, a $10,000 signing bonus, and a “target” performance bonus of 50% of his then-current base salary.

Under the Employment Agreement and subject to the terms of the Company's 2021 Equity Incentive Plan (the “Plan”), Mr. Kline will be granted 617,284 Restricted Stock Units (as defined in the Plan) under the Plan, vesting as follows: (a) 77,160, on the first annual anniversary of the Start Date; (b) 231,482, in equal increments on the last day of every month thereafter over the following 36 months, subject to Mr. Kline’s continued employment with the Company on each vesting date; and (c) 308,642, pursuant to the achievement of certain milestones set forth by the Company (collectively, the “Kline Restricted Stock Units”). Additionally, pursuant to the Employment Agreement and the terms of the Plan, Mr. Kline will be granted 617,284 Options (as defined in the Plan) under the Plan vesting as follows: (a) 77,160, on the first annual anniversary of the Start Date; (b) 231,482, in equal installments on the last day of every month thereafter over the following 36 months subject to Mr. Kline’s continued employment with the Company on each vesting date; and (c) 308,642, pursuant to the achievement of certain milestones set forth by the Company (collectively, the “Kline Options”, and together with the Kline Restricted Stock Units, the “Kline Equity Awards”).

2

If the Employment Agreement is terminated by the Company without “Cause” or by Mr. Kline for “Good Reason” (each, as defined in the Employment Agreement, subject to the Company’s right to cure), he will be entitled to termination benefits, pursuant to which the Company will be obligated to (i) pay Mr. Kline an amount equal to six months of his then current annual base salary in equal installments in accordance with the Company’s payroll practice over a six month period; (ii) any earned but unpaid annual bonus; (iii) coverage to Mr. Kline and his dependents under the Company’s then current medical, health, and vision insurance plans for 6 months; and (iv) if such separation occurs on or after the first anniversary of the Start Date, (x) a pro-rated Annual Bonus for the fiscal year in which the employment is terminated equal to the pro-rated Annual Bonus that Mr. Kline would have received based on actual performance for such fiscal year if Mr. Kline was employed by the Company, and (y) accelerated vesting with respect to the Kline Equity Awards as if Mr. Kline had remained employed by the Company through the six month anniversary of the date of such separation.

The foregoing description of the Employment Agreement is only a summary, and it is qualified in its entirety by the Employment Agreement, a copy of which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.

There is no arrangement or understanding between Mr. Kline and any other person pursuant to which Mr. Kline was appointed as the Company’s Chief Financial Officer. There are no family relationships between Mr. Kline and any of the Company’s directors or executive officers. There are no transactions between Mr. Kline and the Company that would be required to be reported under Item 404(a) of Regulation S-K of the Securities Exchange Act of 1934, as amended.

Resignation of Principal Financial Officer and Principal Accounting Officer

In connection with Mr. Kline’s appointment, on December 16, 2024, Adrienne Anderson resigned as the Company’s Chief Financial Officer, principal financial officer and principal accounting officer. Effective as of that same date, Ms. Anderson will continue providing financial consulting and transition services to the Company.

Director Resignation

On December 18, 2024, Terry Merrell, a member of the Board of Directors of Company, notified the Company of his intention to resign from the Company's Board of Directors effective December 31, 2024, to allow him to focus more on his core business responsibilities inside Merrell Bros. Inc. (“MBI”) given the rapid growth of MBI over the past two years and increased demands on Mr. Merrell’s time.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 20, 2024

/s/ Chris Gannon
Chris Gannon
Chief Executive Officer

4